UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

Bonanza Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52171	76-0720654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Richmond Ave, Suite 400
Houston, Texas 77098
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (713) 333-5808

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York  10005
Telephone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
Item 2.01    Completion of Acquisition or Disposition of Assets
Item 3.02    Unregistered Sales of Equity Securities

On July 18, 2008, Bonanza Oil & Gas, Inc. (the “Company”), Borland Good North Inc., a wholly-owned subsidiary of the Company (“Borland”), Black Pearl Energy, Inc. (“Black Pearl”), and the shareholders holding a majority of the issued and outstanding shares of Black Pearl, (collectively the “Black Pearl Majority Shareholders), entered into an Agreement and Plan of Merger (the “Merger Agreement”), which closed on July 18, 2008.  Pursuant to the terms of the Merger Agreement, Black Pearl merged with and into Borland, which became a wholly-owned subsidiary of the Company (the “Merger”).  In consideration for the Merger, the Company issued an aggregate of 7,024,667 (the “Black Pearl Acquisition Shares”) shares of common stock to the Black Pearl Majority Shareholders and the other shareholders of Black Pearl at the closing of the merger.

Black Pearl is an exploration and development company located in Midland, Texas.  Black Pearl is engaged in the purchase and development of oil and gas plays throughout North America. Black Pearl will function as the operator on certain projects and on others the company will simply retain a non-operating working interest and/or royalty owner participation position in oil and gas projects. Currently, Black Pearl owns 2,7000,000 shares of the Company.  The Company intends to cancel the shares of the Company held by Black Pearl.

On July 14, 2008, Black Pearl acquired options to purchase undivided 75% leasehold interests in lands included in two drilling projects, being the Good North Prospect and the Bourland Prospect. The options, if exercised, require Black Pearl to pay 100% of the costs to drill initial prospect wells and earn a 56.25% Net Revenue Interest in each project, respectively. Additionally, the options, if exercised, allow Black Pearl to acquire additional interests in future wells. Black Pearl paid $232,000 for the Good North Prospect option and $268,000 for the Bourland Prospect option. Both options can be exercised on or before August 11, 2008 by paying an additional $418,000 ($650,000 total) for the Good North Prospect and $482,000 ($750,000 total) for the Bourland Prospect. Black Pearl may forfeit the initial option payments if it chooses not to participate in the projects.

On July 14, 2008, Black Pearl entered into a note agreement with the Company for $500,000. The note bears interest at 8% with a maturity date of November 14, 2008 or the date at which a letter of intent to merge Black Pearl into the Company expires. The proceeds for this note were used to buy the options to purchase the leasehold interests of the Good North Prospect and Bourland Prospect. The note is secured by all the assets of Black Pearl.

The Black Pearl Acquisition Shares were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the former shareholders of Black Pearl are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited Financial Statements of Black Pearl Energy, Inc. for the year ended March 31, 2008 (1)

(b)	Pro forma financial information.

Pro Form Financial Information (See Exhibit A)

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1
Agreement and Plan of Merger by and between Bonanza Oil & Gas, Inc., Borland Good North Inc., Black Pearl Energy, Inc. and the shareholders holding a majority of the issued and outstanding shares of Black Pearl Energy Inc. dated July 18, 2008 (1)

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on July 18, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Oil & Gas, Inc.

July 23, 2008	By:	/s/ Bill Wiseman
Bill Wiseman
President and Chief Executive Officer

3

Exhibit A

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On July 18, 2008, Bonanza Oil & Gas, Inc. (the “Company”), Borland Good North Inc., a newly formed Nevada corporation and wholly-owned subsidiary of the Company (“Borland”), Black Pearl Energy, Inc., a privately held Nevada corporation (“Black Pearl”), and the shareholders holding a majority of the issued and outstanding shares of Black Pearl, (collectively the “Black Pearl Majority Shareholders), entered into an Agreement and Plan of Merger (the “Merger Agreement”), which closed on July 18, 2008.  Pursuant to the terms of the Merger Agreement, Black Pearl merged with and into Borland, which became a wholly-owned subsidiary of the Company (the “Merger”).  In consideration for the Merger, the Company issued an aggregate of 7,024,667 shares of common stock (the “Black Pearl Acquisition Shares”) to the Black Pearl Majority Shareholders and the other shareholders of Black Pearl at the closing of the merger.

The unaudited pro forma condensed financial information reflects financial information, which gives effect to the acquisition of all of the shares of Black Pearl by Borland for 7,024,667 shares of the Company as described above.  Prior to the Merger Agreement, Black Pearl owned 2,709,000 shares of the Company, which will be cancelled in conjunction with the Merger.

The following unaudited pro forma condensed consolidated financial statements included herein reflect the use of the purchase method of accounting for the above transaction.  The Merger is effective as of July 18, 2008.  Such financial information has been derived and prepared from the historical unaudited financial statements of the Company as reported on its most recent 10-Q for the quarter ended March 31, 2008 and the audited financial statements for Black Pearl as of March 31, 2008.

The unaudited pro forma condensed consolidated balance sheet gives effect to the transaction as if it had occurred on March 31, 2008.  The unaudited pro forma condensed consolidated statement of operations gives effect to the transaction as if it had occurred at January 1, 2008, combining the results of the Company for the quarter ended March 31, 2008.  The unaudited pro forma condensed consolidated financial information is based upon certain assumptions and estimates of management that are subject to change.  The unaudited pro forma condensed consolidated financial data is presented for illustrative purpose only and is not necessarily indicative of any future results of operations or the results that might have occurred if the Merger had actually occurred on the indicated date.  The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company (including note thereto) filed with the Securities and Exchange Commission and the audited financial statements of Black Pearl in included in this Form 8-K.

BONANZA OIL & GAS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2008

	Historical	Historical	Pro Forma		Pro Forma
	Company	Black Pearl	Adjustments		Company
Current Assets:
Cash and Cash Equivalents	$129,640	$82,263	$-		$211,903
Other Current Assets	22,818	1,760,850	(1,760,850	)(1)	22,818
Total Current Assets	152,458	1,843,113	(1,760,850)		234,721

Property and Equipment, Net	2,279,125	25,762	6,816,725	(3)	9,121,612

Total Assets	$2,431,583	$1,868,875	$5,055,875		$9,356,333

Current Liabilities:
Current Liabilties	$61,107	$28,055	-		$89,162
Deferred Income Tax	-	438,685	(438,685	)(2)	-
Debt (net of $107,906 of unamortized discount)	942,094	-	-		942,094
Total Liabilities	1,003,201	466,740	(438,685)		1,031,256

Stockholders' Equity:
Common stock, $0.001 par value, 60,000,000 shares authorized;
25,809,654 and 30,125,321 shares issued and outstanding at	25,810	194	7,025	(3)	30,126
March 31, 2008 and Pro Forma March 31, 2008, respectively			(194	)(3)
			(2,709	)(1)
Additional-Paid-in-Capital	1,879,004	587,241	(1,758,141	)(1)	8,771,384
			438,685	(2)
			(587,241	)(3)
			8,211,836	(3)
Accumulated Earnings (Deficit)	(476,432)	814,700	(814,700	)(3)	(476,432)
	1,428,382	1,402,135	5,494,560		8,325,077

Total Liabilities and Shareholders' Equity	$2,431,583	$1,868,875	$5,055,875		$9,356,333

See accoompanying notes to the unaudited pro forma condensed consolidated financial statements.

BONANZA OIL & GAS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	Historical	Historical	Pro Forma		Pro Forma
	Company	Black Pearl	Adjustments		Company
Operating Revenues
Oil & Gas Sales	$13,913	$-	$-		$13,913
Total Operating Revenues	13,913	-	-		13,913

Operating Costs and Expenses
Operating Expenses
Depreciation, Depletion and Accretion	3,383	-	-		3,383
General and Administrative	237,624	142,465	-		380,089
Total Operating Costs and Expenses	241,007	142,465	-		383,472

Operating Loss	(227,094)	(142,465)	-		(369,559)

Other Income (Expenses):
Unrealized Gain on change in fair value of financial instruments	-	1,395,850	(1,395,850	) (4)	-
Interest Income	1	-	-		1
Interest Expense	(52,094)	-	-		(52,094)
Loss before Income Taxes	(279,187)	1,253,385	(1,395,850)		(421,652)

Provision for Income Taxes - Deferred	-	438,685	(438,685	) (4)	-

Net Income (Loss)	$(279,187)	$814,700	$(957,165)		$(421,652)

Net Income (Loss) Per Share - Basic and Diluted	$(0.01)	$0.04			$(0.01)

Weighted average number of common shares
outstanding - basic and dilluted	25,755,148	19,361,667			30,181,641

See accoompanying notes to the unaudited pro forma condensed consolidated financial statements.

BONANZA OIL & GAS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements have been prepared in order to present the consolidated financial position and results of operations of the Company and Black Pearl as if the acquisition had occurred as of March 31, 2008 for the unaudited pro forma condensed consolidated balance sheet and to give effect to the acquisition of Black Pearl, as if the transaction had taken place at January 1, 2008 for the unaudited pro form condensed consolidated statements of operations for the three months ended March 31, 2008.

The following unaudited pro forma adjustments are incorporated into the unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 and the unaudited pro form condensed consolidated statement of operations for the three months ended March 31, 2008.

(1)	To eliminate the 2,070,000 shares of the Company owned by Black Pearl.
(2)	To eliminate the deferred income tax liability of Black Pearl.
(3)
To record the issuance of 7,024,667 shares of the Company’s common stock to shareholders of Black Pearl, which valued at $1.17 per share, the closing price of the Company’s common stock at closing and eliminate Black Pearl’s capitalization structure.

(4)	To eliminate the unrealized gain recognized by Black Pearl and the resulting Deferred Provision for Income tax on the 2,709,000 shares of the Company held by Black Pearl prior to the Merger.

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